UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 17, 2023

 _______________________

Autoscope Technologies Corporation

(Exact name of registrant as specified in its charter)

Minnesota	0-26056	86-3685595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1115 Hennepin Avenue, Minneapolis, Minnesota	55403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 438-2363

(Former name or former address, if changed since last report.)

________________________

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)
Common Stock, $0.01 par value*	*
Preferred Stock Purchase Rights*	*

*The registrant’s common stock was suspended from trading on The Nasdaq Stock Market LLC. Before the suspension, the trading symbol of the common stock on The Nasdaq Stock Market LLC was “AATC.” The registrant’s common stock is now quoted on the OTC Pink Marketplace.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events

On January 17, 2023, Autoscope Technologies Corporation (the “Company”) filed a Form 15 with the Securities and Exchange Commission (the “SEC”) to voluntarily deregister its common stock common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company is eligible to deregister its common stock by filing a Form 15 under Section 12 (g) of the Exchange Act because it has fewer than 300 shareholders of record.  The Company’s obligation to file periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, under Section 13(a) of the Exchange Act were suspended upon filing the Form 15. The deregistration under Section 12(g) of the Exchange Act is expected to be effective 90 days after filing the Form 15, at which time the Company’s other filing requirements under Section 13(a) of the Exchange Act will terminate.

The Company has issued a press release regarding its filing of the Form 15, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

99.1  Press Release, dated January 17, 2023, of Autoscope Technologies Corporation.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2023	Autoscope Technologies Corporation

	By:	/s/ Frank G. Hallowell
Frank G. Hallowell
Interim Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer

2

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 17, 2023, of Autoscope Technologies Corporation

3